MINNESOTA LIFE                    SUPPLEMENT TO POLICY CHANGE APPLICATION PART 1
                                                        VARIABLE ADJUSTABLE LIFE

--------------------------------------------------------------------------------
    Minnesota Life Insurance Company  .  Individual Policyowner Services
         .  400 Robert Street North  .  St.Paul, Minnesota 55101-2098
--------------------------------------------------------------------------------

------------------------------------
Policyowner's Name (Please Print)

ALLOCATIONS TO SUB-ACCOUNTS AND GUARANTEED PRINCIPAL ACCOUNT

[ ] Allocate Net Premiums as indicated in Column A.

[ ] Allocate Single Non-Repeating Premium as indicated in Column B
    (Note:Billable NRP's use the same allocation as Net Premium).

[ ] Allocate Partial Surrender as indicated in Column C.

[ ] Allocate Monthly Charges as indicated in Column D.
    End date for Monthly Charge Allocation                         (month/year).
                                          -------------------------
    Increments of 5%,Minimum is 5%,Each column must total 100%.

        A                          B                        C                         D
       Net                       Single                  Partial                   Monthly
     Premium                      NRP                   Surrender                  Charges
                      %                        %                       %                             % Growth
----------------------   ----------------------   ---------------------   ---------------------------
                      %                        %                       %                             % Bond
----------------------   ----------------------   ---------------------   ---------------------------
                      %                        %                       %                             % Money Market
----------------------   ----------------------   ---------------------   ---------------------------
                      %                        %                       %                             % Asset Allocation
----------------------   ----------------------   ---------------------   ---------------------------
                      %                        %                       %                             % Mortgage Securities
----------------------   ----------------------   ---------------------   ---------------------------
                      %                        %                       %                             % Index 500
----------------------   ----------------------   ---------------------   ---------------------------
                      %                        %                       %                             % Capital Appreciation
----------------------   ----------------------   ---------------------   ---------------------------
                      %                        %                       %                             % Guaranteed Principal Account
----------------------   ----------------------   ---------------------   ---------------------------
                      %                        %                       %                             % International Stock
----------------------   ----------------------   ---------------------   ---------------------------
                      %                        %                       %                             % Small Company
----------------------   ----------------------   ---------------------   ---------------------------
                      %                        %                       %                             % Value Stock Growth
----------------------   ----------------------   ---------------------   ---------------------------
                      %                        %                       %                             % Small Company Value
----------------------   ----------------------   ---------------------   ---------------------------
                      %                        %                       %                             % Global Bond
----------------------   ----------------------   ---------------------   ---------------------------
                      %                        %                       %                             % Index 400 Mid-Cap
----------------------   ----------------------   ---------------------   ---------------------------
                      %                        %                       %                             % Macro-Cap Value
----------------------   ----------------------   ---------------------   ---------------------------
                      %                        %                       %                             % Micro-Cap Growth
----------------------   ----------------------   ---------------------   ---------------------------
                      %                        %                       %                             % Real Estate Securities
----------------------   ----------------------   ---------------------   ---------------------------
                      %                        %                       %                             % Templeton Dev.Mkt.
----------------------   ----------------------   ---------------------   ---------------------------
                      %                        %                       %                             % Janus Aspen Cap App/0/
----------------------   ----------------------   ---------------------   ---------------------------
                      %                        %                       %                             % Janus Aspen Int Grth/0/
----------------------   ----------------------   ---------------------   ---------------------------
                      %                        %                       %                             % Fidelity VIP Contra*
----------------------   ----------------------   ---------------------   ---------------------------
                      %                        %                       %                             % Fidelity VIP Eq-Inc*
----------------------   ----------------------   ---------------------   ---------------------------
                      %                        %                       %                             % Fidelity VIP Mid Cap*
----------------------   ----------------------   ---------------------   ---------------------------
                      %                        %                       %                             % Other
----------------------   ----------------------   ---------------------   ---------------------------       ---------------------
                      %                        %                       %                             % Other
----------------------   ----------------------   ---------------------   ---------------------------       ---------------------
                      %                        %                       %                             % Other
----------------------   ----------------------   ---------------------   ---------------------------       ---------------------

SUB-ACCOUNT TRANSFERS (Minimum transfer lesser of $250 or the account balance.)
Growth                         $              to                 Index 400 Mid-Cap             $                   to
                                -------------    --------------                                 ------------------    --------------
Bond                           $              to                 Macro-Cap Value               $                   to
                                -------------    --------------                                 ------------------    --------------
Money Market                   $              to                 Micro-Cap Growth              $                   to
                                -------------    --------------                                 ------------------    --------------
Asset Allocation               $              to                 Real Estate Securities        $                   to
                                -------------    --------------                                 ------------------    --------------
Mortgage Securities            $              to                 Templeton Dev.Mkt.            $                   to
                                -------------    --------------                                 ------------------    --------------
Index 500                      $              to                 Janus Aspen Cap App/0/        $                   to
                                -------------    --------------                                 ------------------    --------------
Capital Appreciation           $              to                 Janus Aspen Int Grth/0/       $                   to
                                -------------    --------------                                 ------------------    --------------
Guaranteed Principal Account   $              to                 Fidelity VIP Contra*          $                   to
                                -------------    --------------                                 ------------------    --------------
International Stock            $              to                 Fidelity VIP Eq-Inc*          $                   to
                                -------------    --------------                                 ------------------    --------------
Small Company                  $              to                 Fidelity VIP Mid Cap*         $                   to
                                -------------    --------------                                 ------------------    --------------
Value Stock Growth             $              to                 Other                         $                   to
                                -------------    --------------       ----------------          ------------------    --------------
Small Company Value            $              to                 Other                         $                   to
                                -------------    --------------       ----------------          ------------------    --------------
Global Bond                    $              to                 Other                         $                   to
                                -------------    --------------       ----------------          ------------------    --------------

Janus Footnote: /0/ = Invests in Aspen Series Service Shares

Fidelity Footnote: * = Invests in Service Class 2 Shares

F.MHC-48654 Rev.1-2000              1 of 3

--------------------------------------
Policyowner's Name (Please Print)
SYSTEMATIC TRANSFER (Dollar Cost Averaging)
[ ] Start a Systematic Transfer of funds (Complete Parts A, B, C, & D).
[ ] Change the transfer amount (Complete Parts A, B).
[ ] Change the frequency (Complete Part C).
[ ] Change the transfer date (Complete Part D).
[ ] Cancel the Systematic Transfer.
PART A: Transfer Option (Minimum transfer lesser of $250 or the account balance). Select one of the following:

        [ ]        units from the       Account.(Units must be a positive whole number.)
           --------              -------
        [ ]        from the             Account.(Must be a positive whole number.)
           --------        ------------

PART B: Transfer Allocation (Increments of 1%, Minimum is 1%, Must total 100%.)
        Note:Indicate dollar amounts only if transferring a dollar amount from Part A. Allocate the amount transferred as follows:

Dollar Amount or Percent                                    Dollar Amount or Percent
$                       % Growth                            $                       % Index 400 Mid-Cap
-------------    -------                                    -------------    -------
$                       % Bond                              $                       % Macro-Cap Value
-------------    -------                                    -------------    -------
$                       % Money Market                      $                       % Micro-Cap Growth
-------------    -------                                    -------------    -------
$                       % Asset Allocation                  $                       % Real Estate Securities
-------------    -------                                    -------------    -------
$                       % Mortgage Securities               $                       % Templeton Dev.Mkt.
-------------    -------                                    -------------    -------
$                       % Index 500                         $                       % Janus Aspen Cap App0
-------------    -------                                    -------------    -------
$                       % Capital Appreciation              $                       % Janus Aspen Int Grth0
-------------    -------                                    -------------    -------
$                       % Guaranteed Principal Account      $                       % Fidelity VIP Contra*
-------------    -------                                    -------------    -------
$                       % International Stock               $                       % Fidelity VIP Eq-Inc*
-------------    -------                                    -------------    -------
$                       % Small Company                     $                       % Fidelity VIP Mid Cap*
-------------    -------                                    -------------    -------
$                       % Value Stock Growth                $                       % Other
-------------    -------                                    -------------    -------       ----------------
$                       % Small Company Value               $                       % Other
-------------    -------                                    -------------    -------       ----------------
$                       % Global Bond                       $                       % Other
-------------    -------                                    -------------    -------       ----------------

PART C: Frequency
        [ ] Monthly   [ ] Quarterly   [ ] Semi-annually   [ ] Annually
PART D: Transfer Date (10th or 20th only)
        [ ] 10th   [ ] 20th    Starting          (Month and Year) Ending         (Month and Year)
                                       ----------                       ---------

REBALANCING
Minimum total balance in affected accounts must be $500 for rebalance to occur.
[ ] Process a one-time Rebalance of funds (Complete Part B).
[ ] Start Systematic Rebalancing (Automatic Rebalancing) of funds (Complete
    Parts A, B, & C).
Part A: Frequency
        [ ] Quarterly   [ ] Semi-annually   [ ] Annually
Part B: Rebalance Allocation
        (Must select at least 2 accounts.Increments of 1%, Minimum is 0%, Must total 100%.)

        % Growth                                       % Index 400 Mid-Cap
--------                                       --------
        % Bond                                         % Macro-Cap Value
--------                                       --------
        % Money Market                                 % Micro-Cap Growth
--------                                       --------
        % Asset Allocation                             % Real Estate Securities
--------                                       --------
        % Mortgage Securities                          % Templeton Developing Markets Fund
--------                                       --------
        % Index 500                                    % Janus Aspen Cap App-Srv Sh0
--------                                       --------
        % Capital Appreciation                         % Janus Aspen Int Grth-Srv Sh0
--------                                       --------
        % Guaranteed Principal Account                 % Fidelity VIP Contrafund (R)Portfolio:SC2*
--------                                       --------
        % International Stock                          % Fidelity VIP Equity-Income:SC2*
--------                                       --------
        % Small Company                                % Fidelity VIP Mid Cap Portfolio:SC2*
--------                                       --------
        % Value Stock Growth                           % Other
--------                                       --------       ------------------
        % Small Company Value                          % Other
--------                                       --------       ------------------
        % Global Bond                                  % Other
--------                                       --------       ------------------

Part C: Dates (Systematic Transfers will only occur on the 25th of the affected months.)
        Start Date        (Month and Year)    End Date          (Month and Year)
                  ----------                          ----------

Janus Footnote: 0 = Invests in Aspen Series Service Shares

Fidelity Footnote: * = Invests in Service Class 2 Shares

                                   2 of 3              F.MHC-48654-2 Rev.1-2000

-------------------------------------
Policyowner's Name (Please Print)

INVESTMENT SUITABILITY -- TO BE COMPLETED BY POLICYOWNER

NASD rules require inquiry concerning the financial condition of individuals applying for variable policies.The Policyowner must supply such information so that an informed judgment may be made as to the suitability of the investment for the Policyowner.

1.  Employer                          Address
            -----------------------          -----------------------------------
    Occupation                                     Years Employed
              ------------------------------------               ---------------

2.  Are you an employee of Minnesota Life or a subsidiary?                        [ ] Yes  [ ] No

3.  Are you a spouse or dependent child of an employee of Minnesota Life or a     [ ] Yes  [ ] No
    subsidiary?

4.  Are you an employee of a NASD firm?                                           [ ] Yes  [ ] No

5.  Are you of legal age in the state of your mailing address?                    [ ] Yes  [ ] No

6.  Dependents: [ ] Spouse  [ ] Children     How many?          Ages
                                                      ---------     -----------------------------

7.  Approximate: Annual Income $            Assets $          Debt $           Tax Bracket      %
                                -----------         --------        -----------           ------
    Please indicate spouse's income if it should be considered in determining suitability.
    $
     --------------------------------------------------------------------------------------------

8.  Who will be primarily responsible for paying the premium?
                                                             ------------------------------------

9.  Face amount of life insurance in force $
                                            -----------------------------------------------------

10. Asset Breakdown:
    Savings                $                                   Balanced/Total Return Funds    $
                            ----------------------------------                                 -------------------------------
    Insurance Cash Values  $                                   Stock Funds                    $
                            ----------------------------------                                 -------------------------------
    Real Estate            $                                   Bond Funds                     $
                            ----------------------------------                                 -------------------------------
    Business Interests     $                                   Individual Stocks              $
                            ----------------------------------                                 -------------------------------
    Retirement Funds       $                                   Individual Bonds               $
                            ----------------------------------                                 -------------------------------
    Other                  $
         ---------------    ----------------------------------

11. Ranking of Investment Objectives (Rank 1-5, in order of importance;1 is "most important")
            Capital Preservation/Conservative Income              Growth
-----------                                           -----------
            Current Income                                        Aggressive Growth
-----------                                           -----------
            Total Return/Conservative Growth
-----------

12. Risk Tolerance (Check one):
    [ ] Low Risk    [ ] Moderate Risk   [ ] High Risk

13. Did you receive the current Variable Adjustable Life and the Funds
    Prospectuses for the product you are applying for?            [ ] Yes [ ] No

14. The Fund Prospectuses refer to a Statement of Additional Information.Please indicate below if you would like to request the Statement of Additional Information for the following funds:

    [ ] Advantus                  [ ] Templeton Janus   [ ] Fidelity

--------------------------------------------------------------------------------
For Registered Principal Use Only
Suitability Accepted by Registered Principal                    Date
                                            -------------------     ------------


                                      3 of 3           F.MHC-48654-3 Rev.1-2000